Subsequent Events (Notes)	9 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On October 19, 2022, the Company entered into an amendment to its BitFuFu Agreement. The amended agreement stated no additional payments are required to be made by the Company, and the purchase order was reduced from 60,000 machines to approximately 17,000 machines.
On October 29, 2022, the Company and Majestic Dragon entered into a settlement and release agreement and as a result, the Company is no longer obligated to make the two 100 Bitcoin payments stated in the Majestic Dragon Advisory Agreement. The Company expects to reverse the $2.1 million Bitcoin liability in the fourth quarter of 2022.
On October 31, 2022, the Company filed an arbitration request against Core Scientific regarding the Core Scientific MSA assigned to the Company on October 5, 2021. The Company has requested that certain advanced deposits paid be refunded back to the Company as a result of the modification to the Company’s BitFuFu machine purchase agreement.
On October 31, 2022, the Company issued 1,500,000 common shares for fully vested RSUs held by a former executive of the Company.
On November 7, 2022, the Company entered into an agreement with Hertford modifying the number of outstanding Series H Preferred Shares held by Hertford (the “Modified Hertford Agreement”). Pursuant to the Modified Hertford Agreement, the Company cancelled 36,000 Series H Preferred Shares, representing 37.5% of the outstanding Series H Preferred Shares, without payment of any cash consideration. Hertford will retain 60,000 Series H Preferred Shares. At the Company’s upcoming Annual General Meeting scheduled for December 20, 2022, the Company will seek shareholder approval for the conversion of the remaining 60,000 Series H Preferred Shares, subject to the terms and conditions contained in the Company’s Articles of Incorporation. The Modified Hertford Agreement also provides for certain resale restrictions applicable to the common shares that are issuable upon the conversion of the remaining Series H Preferred Shares during the two-year period ending on December 31, 2024, which are different from the restrictions contained in the Hertford Agreement.